                                                                    Exhibit 10.1

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

     THIS AGREEMENT is dated as of April 22, 2005.

BETWEEN:

                                GSI LUMONICS INC.
                               (the "Corporation")

                                                               OF THE FIRST PART

                                     - and -

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                              (the "Rights Agent")

                                                              OF THE SECOND PART

WHEREAS:

A. The Board of Directors has determined that it is advisable to adopt a shareholder rights plan (the "Rights Plan") to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any takeover offer for the Corporation or other acquisition of control of the Corporation.

B.   In order to implement the Rights Plan, the Board of Directors has:

     (a) authorized and declared a distribution of one right (a "Right") effective at the Close of Business at the Record Time in respect of each Common Share outstanding at the Close of Business at the Record Time;

     (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time; and

     (c) authorized the issuance of Rights Certificates to holders of Rights pursuant to the terms and subject to the conditions set forth herein.

C. Each Right entitles the holder thereof, after the Separation Time to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein.

D. The Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein.

     NOW THEREFORE in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1  CERTAIN DEFINITIONS

     For the purposes of this agreement (the "Agreement"), including the recitals hereto, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation; provided, however, that the term "Acquiring Person" shall not include

          (i)  the Corporation or any Affiliate of the Corporation;

          (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

               (A)  a Voting Share Reduction;

               (B)  a Permitted Bid Acquisition;

               (C)  an Exempt Acquisition;

               (D)  a Pro Rata Acquisition; and

               (E)  a Convertible Security Acquisition;

               provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition and/or a Convertible Security Acquisition, and thereafter and as a result thereof becomes the Beneficial Owner of more than an additional one per cent of the Voting Shares then outstanding (otherwise than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition and/or a Convertible Security Acquisition), then, as of the date that such Person becomes a Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

          (iii) for the period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on subclause 1.1(d)(B) hereof where such disqualification results solely because such Person is making or has announced a current intention to make a Take-over Bid, either alone, though such Person's Affiliates or Associates, or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of public announcement that such Person is making or has announced a current intention to make a Take-over Bid, alone or by acting jointly or in concert with another Person;

          (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities by way of prospectus or private placement;

          (v) a Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as at the Record Time, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the

               Record Time: (1) cease to own 20% or more of the outstanding Voting Shares; or (2) become the Beneficial Owner (other than pursuant to any one or a combination of (A) Voting Share Reductions, (B) Permitted Bid Acquisitions, (C) Exempt Acquisitions, (D) Pro Rata Acquisitions and/or (E) Convertible Security Acquisitions) of additional Voting Shares constituting more than 1% of the number of Voting Shares outstanding as at the Record Time.

     (b) "Affiliate", when used to indicate a relationship with a specified Person, means a Person that directly or indirectly controls, or is controlled by, or is under common control with, such specified Person.

     (c) "Associate", when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same home as such specified Person, or any Person to whom such specified Person is married, or any Person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person.

     (d) A Person shall be deemed the "Beneficial Owner" of, and to have "Beneficial Ownership" of, and to "Beneficially Own":

          (i) any securities of which such Person or any of such Person's Affiliates or Associates is owner at law or in equity;

          (ii) any securities which such Person or any of such Person's Affiliates or Associates has the right to acquire within 60 days (whether such right is exercisable immediately or after the passage of not more than 60 days thereafter or upon the occurrence of a contingency or the making of a payment) (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities and (y) pledges of securities in the ordinary course of the pledgee's business); and

          (iii) any securities that are Beneficially Owned within the meaning of clauses (i) or (ii) of this Subsection 1.1 (d) by any other Person with which such Person is acting jointly or in concert;

          provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

               (A) where (1) the holder of such security has agreed to deposit or tender such security pursuant to a Permitted Lock-up Agreement to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), or (2) such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), in each case until the earliest time at which any such tendered security is accepted unconditionally for payment or exchange or is taken up and paid for;

               (B) where such Person, any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), holds such security provided that (1) the ordinary business of any such Person (the "Investment Manager") includes the management of investment funds for others and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager's duties for the account of any other Person, including the acquisition or holding of securities for non-discretionary accounts held on behalf of a client by a broker or dealer registered under applicable securities laws, or (2) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estates of deceased or incompetent Persons or for such other accounts, or (3) such Person (the "Plan Trustee") is the administrator or trustee of one or more pension funds or plans (each a "Plan") registered under applicable laws and holds such security for the purposes of its activity as such, or (4) such Person is a Plan or is a Person established by statute (the "Statutory Body") for purposes that include, and the ordinary business or activity of such Person includes the management of investment funds for employee benefit plans, pension plans, insurance plans (other than plans administered by insurance companies) or various public bodies, or (5) such Person is an agent or agency of any government (the "Crown Agent") or
                    (6) such Person (the "Manager") is the manager or trustee of a mutual fund ("Mutual Fund") that is registered or qualified to issue its securities to investors under the securities laws of any province of Canada or the laws of the United States of America or is a Mutual Fund; provided in any of the above cases, that the Investment Manager, the Trust Company, the Plan Trustee, the Plan, the Statutory Body, the Crown Agent, the Manager or the Mutual Fund, as the case may be, is not then making a Take-over Bid or has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange, securities quotation system or organized over-the-counter market, alone, through its Affiliates or Associates or by acting jointly or in concert with any other Person; or

               (C) because such Person is a client of or has an account with the same Investment Manager as another Person on whose account the Investment Manager holds such security, or where such Person is a client of or has an account with the same Trust Company as another Person on whose account the Trust Company holds such security, or where such Person is a Plan and has a Plan Trustee who is also a Plan Trustee for another Plan on whose account the Plan Trustee holds such security; or

               (D) where such Person is (i) a client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, or (ii) an account of a Trust Company and such security is owned at law or in equity by the Trust Company, or (iii) a Plan and such security is owned at law or in equity by the Plan Trustee; or

               (E) where such Person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depositary.

               For purposes of this Agreement in determining the percentage of the outstanding Voting

          Shares with respect to which a Person is or is deemed to be the Beneficial Owner, any unissued Voting Shares as to which such Person is deemed the Beneficial Owner pursuant to this Subsection 1.1(d) shall be deemed outstanding.

     (e) "Board of Directors" shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof.

     (f) "Business Corporations Act" shall mean the Business Corporations Act (New Brunswick) as amended and the regulations thereunder, and any comparable or successor laws or regulations thereto.

     (g) "Business Day" shall mean any day, other than a Saturday or Sunday or a day on which banking institutions in the City of Ottawa, Ontario or the City of Boston, Massachusetts are authorized or obligated by law to close.

     (h) "Canadian Dollar Equivalent" of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S. - Canadian Exchange Rate in effect on such date.

     (i) "Close of Business" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next Business
          Day) at which the principal office of the transfer agent for the Common Shares in Toronto, Ontario (or after the Separation Time, the principal office of the Rights Agent in Toronto, Ontario) is closed to the public.

     (j) "Closing Price" per security of any securities on any date of determination shall mean:

          (i) the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by the stock exchange or national securities quotation system on which such securities are listed or admitted to trading (provided that, if at the date of determination such securities are listed or admitted to trading on more than one stock exchange or national securities quotation system, such price or prices shall be determined based on the stock exchange or quotation system on which such securities are then listed or admitted to trading on which the largest number of such securities were traded during the most recently completed calendar year); or

          (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or a national securities quotation system, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market;

          provided, however, that (A) if for any reason none of such prices are available on such date, the "Closing Price" per security of such securities on such date shall mean the fair value per security of the securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per security of such securities and (B) if the Closing Price so determined is expressed in United States dollars, such amount shall be converted to the Canadian Dollar Equivalent.

     (k) "Common Shares", when used with reference to the Corporation, shall mean the Common

          Shares in the share capital of the Corporation as presently constituted, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time, and "common shares" when used with reference to any Person other than the Corporation means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a corporation controlled by another Person, the Person (other than an individual) which ultimately controls such first mentioned other Person.

     (1)  "Competing Permitted Bid" means a Take-over Bid that:

          (i) is made after a Permitted Bid or after another Competing Permitted Bid has been made and prior to the expiry of such Permitted Bid or such other Competing Permitted Bid;

          (ii) satisfies all components of the definition of a Permitted Bid other than the requirement in Clause (ii) thereof; and

          (iii) contains, and the take-up and payment for securities tendered or deposited is subject to irrevocable and unqualified provisions that no Voting Shares shall be taken up or paid for pursuant to such Competing Permitted Bid prior to the Close of Business on a date that is no earlier than the later of (i) the earliest date on which Voting Shares may be taken up or paid for under any Permitted Bid or Competing Bid that is then in existence and (ii) 35 days (or such other minimum period of days as may be prescribed by applicable law in Ontario) after the date of the Take-over Bid constituting such Competing Permitted Bid.

     (m) "controlled": a Person is "controlled" by another Person or two or more other Persons acting jointly or in concert if:

          (i) in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or

          (ii) in the case of a Person which is not a body corporate, more than 50% of the voting or equity interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons.

          and "controls", "controlling" "under common control with" shall be interpreted accordingly.

     (n) "Convertible Securities" means, at any time, any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares.

     (o) "Convertible Security Acquisition" means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

     (p) "Co-Rights Agents" shall have the meaning ascribed thereto in Subsection 4.1 (a).

     (q)  "Disqualification Date" has the meaning ascribed thereto in Clause 1.1
          (a)(iii) hereof.

     (r)  "Effective Date" shall mean the Close of Business on April [___],
          2005.

     (s) "Election to Exercise" has the meaning ascribed thereto in Subsection 2.2(d).

     (t) "Exempt Acquisition" means a share acquisition by a Person (1) in respect of which the Board of Directors has waived the application of
          Section 3.1 pursuant to Subsection 5.1(b), 5.1(c) or 5.1(d); or (2) which was made pursuant to a dividend reinvestment plan of the Corporation; or (3) pursuant to the receipt or exercise of rights issued by the Corporation to all the holders of the Voting Shares (other than holders resident in a jurisdiction where such distribution is restricted or impracticable as a result of applicable law) to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person(s) and provided that such Person does not thereby acquire a greater percentage of Voting Shares or Convertible Securities so offered than such Person's percentage of Voting Shares or Convertible Securities beneficially owned immediately prior to such acquisition; or (4) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus, provided that such Person does not thereby acquire a greater percentage of Voting Shares or Convertible Securities so offered than such Person's percentage of Voting Shares or Convertible Securities beneficially owned immediately prior to such acquisition; or (5) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities by way of a private placement or a securities exchange take-over bid circular or upon the exercise by an individual employee of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a share purchase plan of the Corporation, provided that (i) all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals and (ii) such Person does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the distribution, and in making this determination, the Voting Shares to be issued to such Person in the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the distribution; or (6) pursuant to an amalgamation, merger or other statutory procedure of the Corporation requiring shareholder approval;

     (u) "Exercise Price" shall mean, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $200.00.

     (v) "Expansion Factor" has the meaning ascribed thereto in subclause 2.3(b)(A)(1).

     (w) "Expiration Time" shall, subject to Section 5.18 hereof, mean the earlier of (i) the Termination Time; and (ii) the Close of Business on the date on which the first annual meeting of shareholders of the Corporation following the third anniversary of the date of this Agreement is held; provided, however, that if the resolution referred to in Section 5.15 is approved by the Independent Shareholders in accordance with Section
          5.15 at or prior to such annual meeting, "Expiration Time" shall mean the earlier of (i) the Termination Time; and (ii) the Close of Business on the sixth anniversary of the date of this Agreement.

     (x) "Fiduciary" shall, when acting in a fiduciary capacity, mean a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940 or any other securities legislation of the United States or any state of the United States.

     (y) "Flip-in Event" shall mean a transaction or event in or pursuant to which any Person becomes an Acquiring Person.

     (z)  "holder" shall have the meaning ascribed thereto in Section 2.8.

     (aa) "Independent Shareholders" shall mean holders of outstanding Voting Shares other than Voting Shares Beneficially Owned by (i) any Acquiring Person, (ii) any Offeror other than a Person who at the relevant time is deemed not to Beneficially Own such Voting Shares by reason of Clause 1.1(d)(B) hereof, (iii) any Person acting jointly or in concert with such Acquiring Person or Offeror referred to in (ii),
          (iv) any Associate or Affiliate of such Acquiring Person or Offeror referred to in (ii) and (v) any employee benefit plan, deferred profit sharing plan and any similar plan or trust for the benefit of employees of the Corporation unless the beneficiaries of the plan or trust direct the manner in which Voting Shares are to be voted or withheld from voting or direct whether Voting Shares are to be tendered to a Take-over Bid.

     (ab) "Market Price" per security of any securities on any date of determination shall mean the average of the daily Closing Prices on the Toronto Stock Exchange (or if the securities are not then listed in the Toronto Stock Exchange, on such other exchange on which such securities are listed or quoted as determined by the Board of Directors) per security of such securities on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date of determination; provided, however, that if an event of a type analogous to any of the events described in
          Section 2.3 hereof shall have caused any Closing Price used to determine the Market Price on any Trading Day not to be fully comparable with the Closing Price on the Trading Day immediately preceding such date of determination, each such Closing Price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the Closing Price on the Trading Day immediately preceding such date of determination.

     (ac) "Nominee" has the meaning ascribed thereto in Subsection 2.2(c).

     (ad) "Offer to Acquire" shall include:

          (i) an offer to purchase or a solicitation of an offer to sell Voting Shares, or a public announcement of an intention to make such an offer or solicitation; and

          (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

               or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

     (ae) "Offeror" shall mean a Person who has announced a current intention to make, or who is making, a Take-over Bid.

     (af) "Offeror's Securities" shall mean the Voting Shares Beneficially Owned on the date of a Take-over Bid by an Offeror.

     (ag) "Permitted Bid" means a Take-over Bid made by way of a Take-over Bid circular which also complies with the following additional provisions:

          (i) the Take-over Bid is made to all holders of record of Voting Shares, other than the Offeror;

          (ii) the Take-over Bid shall contain, and the provisions for the take-up and payment for Voting Shares tendered or deposited thereunder shall be, subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on a date which is not less than 60 days following the date of the Take-over Bid;

          (iii) the Take-over Bid shall contain irrevocable and unqualified provisions that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to the Take-over Bid at any time prior to the Close of Business on the date of first take-up or payment for Voting Shares and that all Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the Close of Business on such date;

          (iv) the Take-over Bid shall contain an irrevocable and unqualified condition that more than 50% of the outstanding Voting Shares held by Independent Shareholders, determined as at the Close of Business on the date of first take-up or payment for Voting Shares under the Take-over Bid, must be deposited to the Take-over Bid and not withdrawn at the Close of Business on the date of first take-up or payment for Voting Shares; and

          (v) the Take-over Bid shall contain an irrevocable and unqualified provision that in the event that more than 50% of the then outstanding Voting Shares held by Independent Shareholders shall have been deposited to the Take-over Bid and not withdrawn as at the Close on Business on the date of first take-up or payment for Voting Shares under the Take-over Bid, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

          For purposes of this Agreement, (A) if a Take-over Bid which qualified as a Permitted Bid when made should cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition and (B) the term "Permitted Bid" shall include a Competing Permitted Bid.

     (ah) "Permitted Bid Acquisition" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

     (ai) "Permitted Lock-up Agreement" means an agreement (the "Lock-up Agreement") between a Person and one or more holders of Voting Shares (each such holder herein referred to as a "Locked-up Person") (the terms of which are publicly disclosed and a copy of which is made available to the public (including the Corporation) not later than the date of the Lock-up Bid or, if the Lock-up Bid has been made prior to the date of the Lock-up Agreement, not later than the first Business Day following the date of the Lock-up Agreement) pursuant to which each Lock-up Person agrees to deposit or tender the Voting Shares held by such holder to a Take-over Bid (the "Lock-up Bid") made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii) provided that:

          (i) the Lock-up Agreement permits the Locked-up Person to withdraw its Voting Shares from the Lock-up Agreement in order to deposit or tender the Voting Shares to another Take-over Bid or to support another transaction for the Voting Shares prior to the Voting Shares being taken up and paid for under the Lock-up Bid:

               (1) at a price or value per Voting Share that exceeds the price or value per Voting Share offered under the Lock-up Bid; or

               (2) for a number of Voting Shares at least 7% greater than the number of Voting Shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Voting Share that is not less than the price or value per Voting Share offered under the Lock-up Bid; or

               (3) that (a) contains an offering price for each Voting Share that exceeds by as much as or more than a specified amount (the "Specified Amount") the offering price for each Voting Share contained in or proposed to be contained in the Lock-up Bid and (b) does not by itself provide for a Specified Amount that is greater than 7% of the offering price contained in or proposed to be contained in the Lock-up Bid;

               for greater clarity, the Lock-up Agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Voting Shares from the Lock-up Agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

          (ii) no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in aggregate the greater of:

               (A) 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

               (B) 50% of the amount by which the price or value of the consideration received by a Locked-up Person under another Take-over Bid or transaction exceeds the price or value of the consideration that the Locked-up Person would have received under the Lock-up Bid;

               shall be payable by such Locked-up Person if the Locked-up Person fails to deposit or tender Voting shares to the Lock-up Bid, or withdraws Voting Shares previously rendered thereto in order to deposit or tender such Voting Shares to another Take-over Bid or support another transaction.

     (aj) "Person" includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation, or other incorporated or unincorporated organization, syndicate or other entity.

     (ak) "Pro Rata Acquisition" means an acquisition by a Person as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class.

     (al) "Record Time" means the Close of Business on the Effective Date.

     (am) "Redemption Price" shall have the meaning attributed thereto in Subsection 5.1(a).

     (an) "Regular Periodic Cash Dividend" means cash dividends paid on the Common Shares at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed in the aggregate in any fiscal year, on a per share basis, the greatest of:

          (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year;

          (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years divided by the arithmetic mean of the number of Common Shares outstanding as at the end of each of such fiscal years; and

          (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year.

     (ao) "Right" shall mean each herein described right to purchase securities pursuant to the terms and subject to the conditions set forth in this Agreement.

     (ap) "Rights Certificate" shall mean the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A.

     (aq) "Rights Register" and "Rights Registrar" shall have the respective meanings ascribed thereto in Subsection 2.6(a)

     (ar) "Securities Act" shall mean the Securities Act (Ontario), R.S.O. 1990, c.S.5, as amended and the regulations and rules made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

     (as) "Separation Time" means the Close of Business on the eighth Business Day after the earliest of:

          (i)  the Stock Acquisition Date; and

          (ii) the date of the commencement of, or first public announcement or disclosure of the intent of any Person (other than the Corporation or any Affiliate of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid) or such later Business Day as may be determined at any time or from time to time by the Board of Directors; provided, however, that if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for purposes of this Subsection 1.1(as) never to have been made; and

          (iii) the date upon which a Permitted Bid ceases to be a Permitted
               Bid;

          or such later date as may be determined by the Board of Directors acting in good faith provided that, if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be deemed to be the Record Time and if the Board of Directors determines pursuant to Section 5.1 to waive the application of Section
          3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

     (at) "Stock Acquisition Date" shall mean the first date of public announcement or disclosure by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person (which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to Section 101 of the Securities Act, National Instrument 62-103 of the Canadian Securities Administrators or Section 13(d) of the U.S. Exchange Act (or any successor legislation thereto) disclosing such information).

     (au) "Take-over Bid" means an Offer to Acquire Voting Shares of any class, or Convertible Securities with respect thereto, where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into or for which the securities subject to the Offer to Acquire are convertible or exchangeable and the Offeror's Securities constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

     (av) "Termination Time" means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1, 5.18 or 5.19 hereof.

     (aw) "Trading Day", when used with respect to any securities, means the day on which the principal Canadian or United States securities exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian or United States securities exchange, a Business Day.

     (ax) "U.S. - Canadian Exchange Rate" on any date shall mean:

          (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

          (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

     (ay) "U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S. - Canadian Exchange Rate in effect on such date.

     (az) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder as from time to time in effect.

     (ba) "Voting Share Reduction" means an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding.

     (bb) "Voting Shares", when used in reference to the Corporation, shall mean the Common Shares and any other securities the holders of which are entitled to vote generally on the election of directors of the Corporation, and "voting shares", when used with reference to any Person other than the Corporation, means common shares of such other Person and any other securities the holders of which are entitled to vote generally in the election of the directors of such other Person.

1.2  CURRENCY

     All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3  NUMBER AND GENDER

     Wherever the context will require, terms (including defined terms) used herein importing the singular number only include the plural and vice versa and words importing any one gender shall include all others.

1.4  SECTIONS AND HEADINGS

     The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms this "Agreement", "hereunder", "hereof", and similar expressions refer to this Agreement as amended or supplemented from time to time and not to any particular Article, Section or other portion hereof and include any Agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections, Subsections, Clauses and Subclauses are to Articles, Sections, Subsections, Clauses and Subclauses of this Agreement.

1.5  STATUTORY REFERENCES

     Unless the context otherwise requires, any reference to a specific Section, Subsection, Clause or Rule of any statute or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.6  DETERMINATION OF PERCENTAGE OWNERSHIP

     The percentage of Voting Shares Beneficially Owned by any Person, shall, for the purposes of this Agreement, be and be deemed to be the product determined by the formula:

            A
     100 x ---
            B

     where:

     A = the aggregate number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

     B = the aggregate number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

     For the purposes of the foregoing formula, where any Person is deemed to Beneficially Own unissued Voting Shares which may be acquired pursuant to Convertible Securities, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Voting Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

1.7  ACTING JOINTLY OR IN CONCERT

     For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal and whether or not in writing, with the first Person to acquire or offer to acquire Voting Shares or Convertible Securities in respect thereof (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of the pledgee's business).

1.8  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

                                    ARTICLE 2
                                   THE RIGHTS

2.1  LEGEND ON COMMON SHARE CERTIFICATES

     (a) Certificates representing the Common Shares, including without limitation Common Shares issued upon the conversion of Convertible Securities, issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practical after the Record Time, shall have impressed on, printed on, written on or otherwise affixed to them a legend, substantially in the following form:

               "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of April ___, 2005 (the "Rights Agreement"), between the Corporation and Computershare Trust Company of Canada, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the registered office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor."

     (b) Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the earlier of the Separation Time and the Expiration Time.

2.2  INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

     (a) Subject to adjustment as herein set forth including, without limitation, as set forth in Article 3, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or its U.S. Dollar Equivalent, as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its subsidiaries shall be void.

     (b) Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

     (c) From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised, and the registration and transfer of the Rights shall be separate from and independent of Common Shares. Promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time and, in respect of each Convertible Security converted into Common Shares after the Separation Time and prior to the Expiration Time, promptly after such conversion, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to the holder so converting (other than an Acquiring Person and in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such record to the Rights Agent for this purpose):

          (i) a Rights Certificate in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order, or with any article or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

          (ii) a disclosure statement prepared by the Corporation describing the Rights, provided that a Nominee shall be sent the materials provided for in (i) and (ii) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person and the Corporation may require any Nominee or suspected Nominee to provide such information and documentation as the Corporation may reasonably require for such purpose.

     (d) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, at its principal office in Toronto or any other office of the Rights Agent designated for that purpose from time to time by the Corporation:

          (i)  the Rights Certificate evidencing such Rights;

          (ii) an election to exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, and executed in a manner acceptable to the Rights Agent; and

          (iii) payment by certified cheque, banker's draft or money order payable to the order of Computershare Trust Company of Canada, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

     (e) Upon receipt of a Rights Certificate, which is accompanied by an appropriately completed and duly executed Election to Exercise (which does not indicate that such Right is null and void as provided by Subsection 3.1(b)) and payment as set forth in Subsection 2.2(d), the Rights

          Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

          (i) requisition from the transfer agent of the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

          (ii) after receipt of such Common Share certificates, deliver such certificates to, or to the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

          (iii) when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

          (iv) when appropriate, after receipt of such cash, deliver such cash to, or to the order of, the registered holder of the Rights Certificate; and

          (v) tender to the Corporation all payments received on exercise of the Rights.

     (f) If the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised subject to subsection 5.5(a) will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

     (g)  The Corporation shall:

          (i) take all such action as may be necessary and within its power to ensure, that all Common Shares delivered upon the exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

          (ii) take all such action as may reasonably be considered to be necessary and within its power to comply with any applicable requirements of the Business Corporations Act or the Securities Act, the U.S. Exchange Act, the United States Securities Act of 1933, as amended, and comparable legislation of each of the provinces and territories of Canada and states of the United States of America, or the rules and regulations thereunder or any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any Common Shares upon exercise of the Rights;

          (iii) use reasonable efforts to cause all Common Shares issued upon exercise of the Rights to be listed on the stock exchanges on which the Common Shares are listed at that time;

          (iv) cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

          (v) pay when due and payable, if applicable, any and all federal, provincial, state and municipal taxes (not in the nature of income, capital gains or withholding taxes) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer of Rights or the issuance or delivery of certificates for Common Shares issued upon the exercise of Rights, in a name other than that of the holder of the Rights being transferred or exercised; and

          (vi) after the Separation Time, except as permitted by Section 5.1 or
               Section 5.4 hereof, not take (or permit any Affiliate of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3  ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

     (a) The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

     (b) In the event that the Corporation shall at any time after the Record Time and prior to the Expiration Time:

          (i) declare or pay a dividend on the Common Shares payable in Voting Shares or Convertible Securities in respect thereof other than pursuant to any dividend reinvestment plan;

          (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

          (iii) consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

          (iv) issue any Voting Shares (or Convertible Securities in respect thereof) in respect of, in lieu of or in exchange for existing Common Shares, whether in a reclassification, amalgamation, statutory arrangement, consolidation or otherwise;

          the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon the exercise of Rights) shall be adjusted as follows:

               (A) If the Exercise Price and number of Rights outstanding are to be adjusted:

                    1) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other securities of the Corporation) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof; and

                    2) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the securities of the Corporation issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other security of the Corporation) will have exactly one Right associated with it.

               (B) If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof.

     (c) Adjustments pursuant to Subsection 2.3(b) shall be made successively, whenever an event referred to in Subsection 2.3(b) occurs.

     (d)  If an event occurs which would require an adjustment under both this
          Section 2.3 and Section 3.1 hereof, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1 hereof.

     (e) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in Subsection 2.3(b), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Common Share.

     (f) In the event the Corporation shall, at any time after the Record Time and prior to the Expiration Time, fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities in respect of Common Shares) at a price per Common Share (or, in the case of such a Convertible Security, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such Convertible Security)) less than 90% of the Market Price per Common Share on such record date, the Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction;

          (i) of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities so to be offered (including the price required to be paid to purchase such Convertible Securities)) would purchase at such Market Price per Common Share; and

          (ii) of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible, exchangeable or exercisable).

          In case such subscription price is satisfied, in whole or in part, by consideration other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted in the manner contemplated above based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued on the exercise of such rights or warrants.

          For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any dividend or interest reinvestment plan or any share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation or the investment of periodic optional payments or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants by the Corporation) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that in the case of any dividend or interest reinvestment or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current Market Price per share (determined as provided in such plans) of the Common Shares.

     (g) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of (i) evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), (ii) rights or warrants entitling them to subscribe for or purchase Voting Shares (or Convertible Securities in respect of Voting Shares), at a price per Voting Share (or, in the case of a Convertible Security in respect of Voting Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such Convertible Security)) less than 90% of the Market Price per Common Share on such record date (excluding rights or warrants referred to in Subsection 2.3(f)) or (iii) other securities of the Corporation, the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants or other securities so to be distributed applicable to each of the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.

     (h)  Each adjustment made pursuant to Section 2.3 shall be made as of

          (i) the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b) above; and

          (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsections 2.3(f) or 2.3(g) above, subject to readjustment to reverse the same if such distribution shall not be made.

     (i) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such shares, or Convertible Securities in respect of any such shares, in a transaction referred to in any of subclauses 2.3(b)(i) to (iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(b), 2.3(f) and 2.3(g) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may from time to time, but subject to obtaining the prior approval of the holders of the Rights obtained as set forth in Subsection 5.4, determine what other adjustments to the Exercise Price, number of Rights or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), 2.3(f) and 2.3(g) above, such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), 2.3(f) and 2.3(g) above, shall be made upon the Board of Directors providing written certification thereof to the Rights Agent pursuant to Subsection 2.3(q).

     (j) Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(j)) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exercise Price made pursuant to this Section 2.3 shall be calculated to the nearest cent.

     (k) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (1) Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(m), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(f) and 2.3(g), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

          (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to such adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment; and

          (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

     (m) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(m), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

     (n) In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

     (o) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such adjustments in the Exercise Price, in addition to those adjustments expressly required by this
          Section 2.3, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any
          (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this
          Section 2.3, hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

     (p) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to represent the securities so purchasable which were represented in the initial Rights Certificates issued hereunder.

     (q)  Whenever an adjustment to the Exercise Price is made pursuant to this
          Section 2.3, the Corporation shall

          (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

          (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of

               Rights who requests a copy.

          Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4  DATE ON WHICH EXERCISE IS EFFECTIVE

     Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising Person hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next Business Day on which the Common Share transfer books of the Corporation are open.

2.5  EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

     (a) The Rights Certificates shall be executed on behalf of the Corporation by its President, Chief Executive Officer, Chief Financial Officer, Secretary or any Vice President. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

     (b) Promptly following the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a statement describing the Rights, and the Rights Agent shall countersign (manually or by facsimile signature) and deliver such Rights Certificates and statement to the holders of the Rights pursuant to Section 2.2 hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

     (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6  REGISTRATION, TRANSFER AND EXCHANGE

     (a) After the Separation Time, the Corporation shall cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

     (b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsections

          2.6(d) and 3.1(b) below, the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

     (c) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

     (d) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.7  MUTILATED, LOST, STOLEN AND DESTROYED RIGHTS CERTIFICATES

     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

     (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time: (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and (ii) such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and, upon the Corporation's request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

     (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

     (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8  PERSONS DEEMED OWNERS

     The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9  DELIVERY AND CANCELLATION OF CERTIFICATES

     All Rights Certificates surrendered upon exercise or for redemption, for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable law, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 AGREEMENT OF RIGHTS HOLDERS

     Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

     (a) to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

     (b) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

     (c) that, after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

     (d) that, prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

     (e) that such holder of Rights has waived its right to receive any fractional Rights or any fractional Common Shares or other securities upon exercise of a Right (except as provided herein);

     (f) that, subject to the provisions of Section 5.4 without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented or amended from time to time as provided herein; and

     (g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

                                    ARTICLE 3
                            ADJUSTMENTS TO THE RIGHTS

3.1  FLIP-IN EVENT

     (a) Subject to subsections 3. 1(b) and 5.1(b), 5.1(c) and 5.1(d) hereof, in the event that prior to the Expiration Time a Flip-in Event occurs, the Corporation shall take such action as shall be necessary to ensure and provide, within 10 Business Days thereafter or such longer period as may be required to satisfy the requirements of applicable securities acts or comparable legislation so that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation as have an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

     (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date, or which may thereafter be Beneficially Owned, by:

          (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of such other Person); or

          (ii) a transferee of Rights, direct or indirect, from an Acquiring Person (or from any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any associate or Affiliate thereof) where such a transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person), that has the purpose or effect of avoiding clause 3.1(b)(i);

          shall become null and void without any further action and any holder of such Rights (including any transferee of, or other successor entitled to, such Rights, whether directly or indirectly) shall thereafter have no right to exercise such Rights under any provisions of this Agreement and further shall thereafter not have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1 (b) and such Rights shall become null and void.

     (c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either of subclauses 3.1(b)(i) or 3.1(b)(ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate, referred to in this sentence, shall contain or will be deemed to contain the following legend:

               "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall be void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Plan Agreement."

          The Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided to do so.

     (d) After the Separation Time, the Corporation shall do all such acts and things necessary and within its power to ensure compliance with the provisions of this Section 3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the Business Corporations Act, the Securities Act and applicable securities laws or comparable legislation in each of the provinces of Canada and in any other jurisdiction where the Corporation is subject to such laws and the rules of the stock exchanges or quotation systems where the Common Shares are listed or quoted at such time in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.2  FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS OF THE CORPORATION

     For clarification, it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the Board of Directors to exercise its fiduciary duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alterative Take-over Bids or other proposals to the shareholders of the Corporation with respect to any Takeover Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

                                    ARTICLE 4
                                THE RIGHTS AGENT

4.1  GENERAL

     (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-rights agents ("Co-Rights Agents") as it may deem necessary or desirable subject to the prior written approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and other disbursements reasonably incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder, including the reasonable fees and disbursements of counsel and other experts consulted by the Rights Agent pursuant to Subsection 4.3(a). The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold it harmless against, any loss, liability, cost, claim, action, damage or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the legal costs and expenses, which right to indemnification will survive the termination of this Agreement or the removal or resignation of the Rights Agent.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     (c) The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2  MERGER, AMALGAMATION, CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filling of any document or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3  DUTIES OF RIGHTS AGENT

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) or such other experts that the Rights Agent considers necessary to carry out its duties under this Agreement and the opinion of such counsel or other expert will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the President, Chief Executive Officer, Chief Financial Officer, a Vice President or the Secretary or Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares, or the Rights Certificates (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and will be deemed to have been made by the Corporation only.

     (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate, or Rights Certificate (except its countersignature thereon) nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof or any adjustment required under the provisions of Section 2.3) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment or any written notice from the Corporation or any holder that a Person has become an Acquiring Person); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to any Common Shares, when issued, being duly and validly authorized, issued and delivered as fully paid and non-assessable.

     (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the President, Chief Executive Officer, Chief Financial Officer, a Vice President or the Secretary or Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual. It is understood that instructions to the Rights Agent shall, except where circumstances make it impractical or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably practicable after the giving of such instructions.

     (h) Subject to applicable law, the Rights Agent and any shareholder or director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4  CHANGE OF RIGHTS AGENT

The Rights Agent may resign and be discharged from its duties under this Agreement by giving 60 days' prior written notice (or such lesser notice as is acceptable to the Corporation) to the Corporation, to each transfer agent of Common Shares and to the holders of the Rights, all in accordance with Section
5.9 and at the expense of the Corporation. The Corporation may remove the Rights Agent by giving 30 days' prior written notice to the Rights Agent, to each transfer agent of the Common Shares and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection of the Corporation), then the holder of any Rights or the Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation's expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, must be a corporation incorporated under the laws of Canada or a province thereof and authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of any outstanding fees and expenses then owing, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and mail a notice thereof in writing to the holders of the Rights in accordance with
Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be

                                    ARTICLE 5
                                  MISCELLANEOUS

5.1  REDEMPTION, WAIVER AND TERMINATION

     (a) The Board of Directors acting in good faith may, with the prior consent of holders of Voting Shares or of the holders of Rights given in accordance with subsection 5.1(f) or 5.1(g), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.000001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section
          2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

     (b) The Board of Directors acting in good faith may, with the prior consent of the holders of Voting Shares given in accordance with subsection 5.1(f), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(d), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

     (c) The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the application of Section
          3.1 has not been waived under this clause, determine, upon prior written notice to the Rights Agent, to waive the application of
          Section 3.1 to that Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by means of a Take-over Bid circular sent to all holders of record of Common Shares and provided, further, that if the Board of Directors waives the application of Section 3.1 to such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section
          3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a Take-over Bid circular to all holders of record of Common Shares which is made prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(c).

     (d) The Board of Directors acting in good faith may, in respect of any Flip-in Event waive the application of Section 3.1 to that Flip-in Event, provided that both of the following conditions are satisfied:

          (i) the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and

          (ii) such Acquiring Person has reduced its Beneficial Ownership of Common Shares such that at the time of waiver pursuant to this subsection 5.1(d) it is no longer an Acquiring Person.

     (e) The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to subsection 5.1(c), the application of Section 3.1, takes up and pays for the Common Shares pursuant to the Permitted Bid or Take-over Bid, as the case may be.

     (f) If a redemption of Rights pursuant to subsection 5.1(a) or a waiver of a Flip-in Event pursuant to subsection 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Common Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's by-laws.

     (g) If a redemption of Rights pursuant to subsection 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

     (h) Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Notwithstanding such redemption, all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and the Separation Time shall be deemed not to have occurred and Rights shall remain attached to the outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

     (i) If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances where subsection 5.1(a) is applicable, such redemption is approved by the holders of Common Shares or the holders of Rights in accordance with subsection 5.1(f) or (g), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

     (j) Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(a) is applicable within 10 Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with subsection 5.1(f) or 5.1(g), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at its last address as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

     (k) The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2  EXPIRATION

     No person will have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except in respect of any right to receive cash, securities or other property which has accrued at the Expiration Time and except as specified in Subsections 4.1(a) and 4.1(b) hereof.

5.3  ISSUANCE OF NEW RIGHTS CERTIFICATES

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4  SUPPLEMENTS AND AMENDMENTS

     (a) Subject to Subsections 5.4(b) and (c) and this Subsection 5.4(a), the Corporation may from time to time amend, vary or delete any of the provisions of this Agreement and the Rights provided that no amendment, variation or deletion made on or after the date of the meeting of Shareholders at which the resolution referred to in Section
          5.18 is to be considered shall be made without the prior consent of the holders of the Rights, given as provided in this Section 5.4, except that amendments, variations or deletions made for any of the following purposes shall not require such prior approval but shall be subject to subsequent ratification in accordance with Subsection 5.4(b):

          (i) in order to make such changes as are necessary in order to maintain the validity of this Agreement and the Rights as a result of any change in any applicable legislation, regulations or rules; or

          (ii) in order to make such changes as are necessary in order to cure any clerical or typographical error.

     (b) Any amendment, variation or deletion made by the Board of Directors pursuant to Subsections 5.4(a)(i) or (ii) shall:

          (i) if made prior to the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such amendment, variation or deletion, confirm or reject such amendment or supplement; or

          (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be held on a date not later than the date of the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by a majority of the votes cast by the holders of Rights which have not become void pursuant to Subsection 3.l(b) who vote in respect of such amendment, variation or deletion, confirm or reject such amendment or supplement.

          Any amendment, variation or deletion pursuant to Subsection 5.4 shall be effective only when so consented to by the holders of Voting Shares or Rights, as applicable (except in the case of an amendment, variation or deletion referred to in any of Clauses 5.4(a)(i) or (ii), which shall be effective from the date of the resolution of the Board of Directors adopting such amendment, variation or deletion and shall continue in effect until it ceases to be effective (as in this paragraph described) and, where such amendment, variation or deletion is confirmed, it shall continue in effect in the form so confirmed). If an amendment, variation or deletion pursuant to Clause 5.4(a)(i) or
          (ii) is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment, variation or deletion shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

     (c) For greater certainty, (i) no amendment, variation or deletion to the provisions of Article 4 shall be made except with the concurrence of the Rights Agent thereto, and (ii) neither the exercise by the Board of Directors of any power or discretion conferred on it hereunder nor the making by the Board of Directors of any determination or the granting of any waiver it is permitted to make or give hereunder shall constitute an amendment, variation or deletion of the provisions of this Agreement or the Rights, for purposes of this Section 5.4 or otherwise.

     (d) The approval, confirmation or consent of the holders of Rights with respect to any matter arising hereunder shall be deemed to have been given if the action requiring such approval, confirmation or consent is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof or which, prior to the Separation Time, are held otherwise than by Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's Bylaws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

     (e) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, rescission or variation to this Agreement as referred to in this Section 5.4 within 5 days of effecting such amendment, variation or deletion.

5.5  FRACTIONAL RIGHTS AND FRACTIONAL SHARES

     (a) The Corporation will not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time there shall be paid, in lieu of such fractional Rights, to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole Right. The Rights Agent shall have no obligation to make payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e) hereof.

     (b) The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share at the date of such exercise. The Rights Agent shall have no obligation to make payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e) hereof.

5.6  RIGHTS OF ACTION

     Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in this Agreement and in such holder's Rights Certificate. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7  HOLDER OF RIGHTS NOT DEEMED A SHAREHOLDER

     No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section
5.8 hereof) or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8  NOTICE OF PROPOSED ACTIONS

     In case the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 10 Business Days prior to the date of the taking of such proposed action by the Corporation.

5.9  NOTICES

     Notices or demands authorized or required by this Agreement to be given or made to or by the Rights Agent, the holder of any Rights or the Corporation will be sufficiently given or made and shall be deemed to be received if delivered or sent by first-class mail, postage prepaid, or by fax machine or other means of printed telecommunication, charges prepaid and confirmed in writing by mail or delivery, addressed (until another address is filed in writing with the Rights Agent or the Corporation, as applicable), as follows:

     (a)  if to the Corporation:

          GSI Lumonics Inc.
          39 Manning Road
          Billerica, MA 01821 USA
          Attention: Chief Financial Officer
          Facsimile No. (978) 663-0044

     (b)  if to the Rights Agent:

          Computershare Trust Company of Canada
          Stock Transfer Department
          100 University Avenue, 9th Floor
          Toronto, Ontario M5J 2Y1
          Attention: Manager, Client Services
          Facsimile No. (416) 981-9800

     (c) if to the holder of any Rights, to the address of such holder as it appears on the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares.

Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of faxing (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.9, give such notice by means, of publication once in each of two successive weeks in the business section of The Globe and Mail and, so long as the Corporation has a transfer agent in the United States, in a daily publication in the United States designated by the Corporation, or in such other publication or publications as may be designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.10 COSTS OF ENFORCEMENT

     The Corporation agrees that if the Corporation or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.11 REGULATORY APPROVALS

     Any obligation of the Corporation or action or event contemplated by this Agreement, shall be subject to applicable law and to the receipt of any requisite approval or consent from any governmental or regulatory authority. Without limiting the generality of the foregoing, any issuance or delivery of debt or equity securities (other than non-convertible debt securities) of the Corporation upon the exercise of Rights and any amendment to this Agreement shall be subject to any required prior consent of the stock exchange(s) on which the Corporation is from time to time listed or has been listed during the six months prior to such amendment.

5.12 DECLARATION AS TO NON-CANADIAN AND NON-U.S. HOLDERS

     If in the opinion of the Board of Directors (who may rely upon the advice of counsel), any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States of America, its territories and possessions, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and a province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.13 SUCCESSORS

     All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.14 BENEFITS OF THIS AGREEMENT

     Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.15 SHAREHOLDER REVIEW

     At or prior to the first annual meeting of shareholders of the Corporation following the third anniversary of the date of this Agreement, provided that a Flip-in Event has not occurred prior to such time, the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement to the Independent Shareholders for their consideration and, if thought advisable, approval. Unless a majority of the votes cast by Independent Shareholders who vote in respect of such resolution are voted in favour of the continued existence of this Agreement, the Board of Directors shall, immediately upon the confirmation by the chairman of such shareholders' meeting of the result of the vote on such resolution and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

5.16 DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS

     All actions, calculations, interpretations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, (x) may be relied on by the Rights Agent, and (y) shall not subject the Board of Directors to any liability to the holders of the Rights or to any other parties.

5.17 GOVERNING LAW

     This Agreement and the Rights issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes will be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.18 EFFECTIVE DATE

     This Agreement (subject to receipt of the approval of the Independent Shareholders as set forth below) is effective from the Effective Date. If this Agreement is not approved by resolution passed by a majority of the votes cast by Independent Shareholders who vote at a meeting of shareholders to be held not later than the date on which the 2005 annual meeting of shareholders of the Corporation terminates, then this Agreement shall terminate and be void and of no further force and effect.

5.19 LANGUAGE

     Les parties aux presentes ont exige que la presente convention ainsi que tons les documents et avis qui s'y rattachent et ou qui en coulent soient redieds en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and or resulting therefrom be drawn up in English.

5.20 COUNTERPARTS

     This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

5.21 SEVERABILITY

     If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision will be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.22 TIME OF THE ESSENCE

     Time shall be of the essence hereof.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective April 22, 2005.

                                        GSI LUMONICS INC.


                                        By:
                                            ------------------------------------


                                        By:
                                            ------------------------------------


                                        COMPUTERSHARE TRUST COMPANY OF CANADA


                                        By:
                                            ------------------------------------


                                        By:
                                            ------------------------------------

                                    EXHIBIT A

                           Form of Rights Certificate

Certificate No. ____                                               ______ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF SUCH AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, CERTAIN RELATED PARTIES OF AN ACQUIRING PERSON OR A TRANSFEREE OF AN ACQUIRING PERSON OR ANY SUCH RELATED PARTIES WILL BECOME VOID WITHOUT FURTHER ACTION.

                               RIGHTS CERTIFICATE

     This certifies that ______________ is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement made as of April ___, 2005 (the "Rights Agreement") between GSI Lumonics Inc., a corporation existing under the laws of New Brunswick (the "Corporation") and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent"), which term shall include any successor Rights Agent under the Rights Agreement, to purchase from the Corporation, at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate, together with the Form of Election to Exercise appropriately completed and duly executed, to the Rights Agent at its principal office in Toronto. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $200.00 per Right (payable by certified cheque, bankers draft or money order payable to the order of the Corporation). The number of Common Shares which may be purchased for the Exercise Price is subject to adjustment as set forth in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holder of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent in Toronto, Ontario may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.000001 per Right subject to adjustment in certain events.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of any meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date:
      -------------------

                                        GSI LUMONICS INC.


                                        Per:
                                             -----------------------------------


                                        Per:
                                             -----------------------------------

                                        Countersigned:


                                        COMPUTERSHARE TRUST COMPANY OF CANADA,
                                        in the City of Toronto


                                        Per:
                                             -----------------------------------

                          FORM OF ELECTION TO EXERCISE

TO: GSI LUMONICS INC.

     The undersigned hereby irrevocably elects to exercise _________________ whole Rights represented by this Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of and delivered to:

--------------------------------------
Name

--------------------------------------
Address

--------------------------------------
City and Province

--------------------------------------
Social Insurance No. or other taxpayer
identification number

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

--------------------------------------
Name

--------------------------------------
Address

--------------------------------------
City and Province

--------------------------------------
Social Insurance No. or other taxpayer
identification number

Date:
      -------------------


                                        ----------------------------------------
                                        Signature

Signature Guaranteed

                                        (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signature must be guaranteed by a Canadian chartered bank or trust company, a member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (Stamp) Program.

                     (To he completed by the holder if true)

     The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or by an Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are defined in the Rights Agreement).


                                        ----------------------------------------
                                        Signature

                                     NOTICE

     IN THE EVENT THAT THE CERTIFICATIONS SET FORTH ABOVE IN THE FORM OF ELECTION TO EXERCISE AND ASSIGNMENT ARE NOT COMPLETED, THE CORPORATION SHALL DEEM THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE TO BE AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND, ACCORDINGLY, SUCH RIGHTS SHALL BE NULL AND VOID.

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein.

Date:
      -------------------


                                        ----------------------------------------
                                        Signature


-------------------------------------
(Signature Guaranteed                   (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signature must be guaranteed by a Canadian chartered bank or trust company, a member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (Stamp) Program.

                    (To be completed by the assignor if true)

     The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned have never been, Beneficially Owned by an Acquiring Person or by an Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are deemed in the Rights Agreement).


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        (Please print name below signature)

                                     NOTICE

     IN THE EVENT THAT THE CERTIFICATIONS SET FORTH ABOVE IN THE FORM OF ELECTION TO EXERCISE AND ASSIGNMENT ARE NOT COMPLETED, THE CORPORATION SHALL DEEM THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE TO BE AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND, ACCORDINGLY, SUCH RIGHTS SHALL TO BE NULL AND VOID.